                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                         PAYMENT DATE:  10/15/97
COLLECTION PERIOD:  09/30/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                    $1,922,729,316.78
         b.  End of Collection Period                          $1,831,563,320.71
         c.  Reduction for Collection Period                   $   91,165,996.08

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                    $   35,867,258.34
         b.  End of Collection Period                          $   36,421,746.11

LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with
               respect to Collection Period                               474
         b.  Required Payoff Amounts of Liquidated Contracts   $    3,225,038.85
         c.  Total Reserve for Liquidation Expenses            $            0.00
         d.  Total Liquidation Proceeds Received(1)            $      798,563.10
         e.  Liquidation Proceeds Allocated to Owner Trust     $      741,590.63
         f.  Liquidation Proceeds Allocated to Depositor       $       56,972.47
         g.  Current Realized Losses                           $    2,483,448.22

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with
               respect to Collection Period                             1,188
         b.  Required Payoff Amounts of Prepaid
               Contracts                                       $   8,292,971.13

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with
               respect to Collection Period                                 0
         b.  Required Payoff Amounts of Purchased Contracts    $            0.00

    (1) Net of any addition to reserve for liquidation expenses.



6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                    -------------------  --------------     -------------------  ---------------
                                                                                 % OF AGGREGATE
                         NUMBER OF            % OF          AGGREGATE REQUIRED   REQUIRED PAYOFF
                         CONTRACTS          CONTRACTS         PAYOFF AMOUNTS         AMOUNTS
                    -------------------   -------------     -------------------  --------------
a.   Current             184,089            93.50%          1,766,057,314.44         94.54%

b.   31-60 days            7,058             3.58%             59,986,310.14          3.21%

c.   61-90 days            2,591             1.32%             17,696,993.84          0.95%

d.   91-120 days           1,378             0.70%              8,915,161.84          0.48%

e.   120+ days             1,771             0.90%             15,329,286.56          0.82%

f.   Total               196,887           100.00%         $1,867,985,066.82        100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

---------------------------------------------------------------------------------------------
                    % of                % of                % of               % of
             Aggregate Required   Aggregate Required  Aggregate Required  Aggregate Required
               Payoff Amounts        Payoff Amounts     Payoff Amounts      Payoff Amounts
Collection       31-60 Days           61-90 Days         91-120 Days         120+ Days
 Periods          Past Due             Past Due            PastDue             Past Due
---------------------------------------------------------------------------------------------
09/30/97              3.21%           0.95%                 0.48%               0.82%
08/31/97              3.58%           0.95%                 0.50%               0.80%
07/31/97              3.11%           0.90%                 0.53%               0.78%
06/30/97              3.53%           0.90%                 0.57%               0.69%
05/31/97              3.06%           0.99%                 0.58%               0.63%
04/30/97              2.99%           1.08%                 0.47%               0.64%
03/31/97              3.73%           0.96%                 0.46%               0.61%
02/28/97              3.70%           0.97%                 0.55%               0.55%
01/31/97              3.27%           0.97%                 0.49%               0.40%
12/31/96              4.10%           0.96%                 0.39%               0.20%
11/30/96              3.49%           0.83%                 0.34%               0.00%
10/31/96              2.90%           0.64%                 0.01%               0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                     ---------------       ---------------  ---------------       ----------------
                                       COLLECTION           3 COLLECTION    6 COLLECTION
                                         PERIOD                PERIODS         PERIODS              CUMULATIVE
                                                                ENDING          ENDING                SINCE
                                        Sept.-97               Sept.-97        Sept. -97            CUT-OFF DATE
                                     ---------------       ---------------  ---------------       ----------------
a.   Number of Liquidated Contacts              474                2,180                 4,394               7,087

b.   Number of Liquidated                     0.169%              0.777%                1.566%              2.525%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $3,225,038.85       $13,374,375.61        $27,358,899.00     $43,330,845.89
     Liquidated Contracts

d.   Liquidation Proceeds Allocated     $741,590.63       $ 2,030,165.01         $3,815,976.53      $4,666,285.69
     to Owner Trust

e.   Aggregate Current Realized       $2,483,448.22       $11,344,210.60        $23,542,922.47     $38,664,560.20
     Losses

f.   Aggregate Current Realized              0.078%               0.356%                0.739%             1.214%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                        PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

----------------------        -------  ----------------------  -------------------  ---------------------  ------------------
                                         Principal Balance     Class Factor as      Principal Balance       Class Factor as
                               Coupon  as of October 15, 1997  of October 15, 1997  as of  Sept. 15, 1997  of  Sept. 15, 1997
 Class                          Rate      Payment Date           Payment Date         Payment Date           Payment Date
----------------------        -------  ----------------------  -------------------  ---------------------  ------------------
a.   Class A-1 Notes            5.60%    $          0.00         0.0000000         $            0.00           0.00000

b.   Class A-2 Notes            5.95%    $533,052,355.85         0.76698181        $  621,579,799.46            0.89436

c.   Class A-3 Notes            6.11%    $659,000,000.00         1.00000000        $  659,000,000.00            1.00000

d.   Class A-4 Notes            6.28%    $400,220,000.00         1.00000000        $  400,220,000.00           1.00000

e.   Class B Notes              6.57%    $178,500,000.00         1.00000000        $  178,500,000.00           1.00000

f.   Equity Certificates        6.75%    $ 97,212,710.97         0.76239685        $   99,296,775.66           0.77874

g.   Total                       N.A.  $1,867,985,066.82         0.58645230        $1,958,596,575.12           0.61490



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,867,985,066.82 and the CCA balance is $200,432,927.76.

2. MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                          $1,958,596,575.12

        b.  Contract Pool Principal Balance (End of Collection
            Period)                                                             $1,831,563,320.71

        c.   Monthly Principal Amount                                           $  127,033,254.41


3. GROSS COLLECTIONS

        a.  Scheduled Payments Received                                         $   92,905,908.93

        b.  Liquidation Proceeds Allocated to Owner Trust                       $      741,590.63

        c.  Required Payoff Amounts of Prepaid Contracts                        $    8,292,971.13

        d.  Required Payoff Amounts of Purchased Contracts                      $            0.00

        e.  Proceeds of Clean-up Call                                           $            0.00

        f.  Investment Earnings on Collection Account and Note
            Distribution Account                                                $      267,729.70

        g.  Extension Fees Allocated to Owner Trust                             $       23,881.53

        h.  Total Gross Collections (sum of (a) through(g))                     $  102,232,081.92

4. DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                             $  102,232,081.92

        b.  Withdrawal from Cash Collateral Account                             $      449,994.12

        c.  Total Available Funds                                               $  102,682,076.04

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97



5.   APPLICATION OF AVAILABLE FUNDS

    ITEM                                          AMOUNT                   REMAINING AVAILABLE FUNDS
------------                                    ----------               -----------------------------
     a.   Total Available Funds                                                 $102,682,076.04

     b.   Servicing Fee                         $2,002,843.04                    100,679,233.00

     c.   Interest on Notes:

          i)   Class A-1 Notes                           0.00                    100,679,233.00

          ii)  Class A-2 Notes                   3,081,999.84                     97,597,233.16

         iii)  Class A-3 Notes                   3,355,408.33                     94,241,824.83

          iv)  Class A-4 Notes                   2,094,484.67                     92,147,340.16

          v)   Class B Notes                       977,287.50                     91,170,052.66

     d.  Interest on Equity                        558,544.36                     90,611,508.30
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                          0.00                      90,611,508.30

          ii)  Class A-2 Notes                 88,527,443.61                       2,084,064.69

          iii) Class A-3 Notes                          0.00                       2,084,064.69

          iv)   Class A-4 Notes                         0.00                       2,084,064.69

          v)   Class B Notes                            0.00                       2,084,064.69

          vi)  Equity Certificates              2,084,064.69                               0.00

     f.   Deposit to Cash                               0.00                               0.00
          Collateral Account

     g.   Amount to be applied in                       0.00                               0.00
          accordance with CCA
          Loan Agreement

     h.   Balance, if any, to Equity                    0.00                               0.00
          Certificates

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


                                                                     October 1997
                      ITEM                                           PAYMENT DATE
                 --------------                                    ----------------
     a. Available Cash Collateral Amount (Beginning)               $ 200,882,921.88

     b. Deposits to Cash Collateral Account                                    0.00

     c. Withdrawals from Cash Collateral Account                   $     449,994.12

     d. Releases of Cash Collateral Account Surplus                            0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                      $200,432,927.76
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                            $207,040,000.00

     g. Cash Collateral Account Shortfall                           $  6,607,072.24
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                           $207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                           0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                     0.00

        3) Total                                                               0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                      $ 63,704,600

     d. Requisite Cash Collateral Amount                            $207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                0.00

         b. Principal Deficiency Amount                             $    449,994.12

         c. Principal Payable at Stated Maturity Date of                       0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals               $    449,994.12

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------        -----------      -------------       --------------    -------------    -------------     --------------
   Distribution             Class A-1         Class A-2           Class A-3      Class A-4            Class B            Equity
     Amounts                  Notes             Notes               Notes             Notes            Notes          Certificates
-------------------        -----------      -------------       --------------    -------------    -------------     --------------
1. Interest Due             $   0.00        $3,081,999.84        $3,355,408.33     $2,094,484.67     $977,287.50        $558,544.36

2. Interest Paid            $   0.00        $3,081,999.84        $3,355,408.33     $2,094,484.67     $977,287.50        $558,544.36

3. Interest Shortfall       $   0.00                $0.00                $0.00             $0.00           $0.00              $0.00
    ((1) minus (2))

4. Principal Paid           $   0.00       $88,527,443.61                $0.00             $0.00           $0.00      $2,084,064.69

5. Total Distribution       $   0.00       $91,609,443.45        $3,355,408.33     $2,094,484.67     $977,287.50      $2,642,609.05
    Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE:  10/15/97
COLLECTION PERIOD: 09/30/97




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------                 ----------------------       ---------------
                                                       AS OF END                   AS OF END
                                                     OF September 97              OF August 97
                                                       COLLECTION                  COLLECTION
ITEM                                                      PERIOD                     PERIOD
----------------------------------                 ----------------------       ---------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                              280,634

    b. Cut-Off Date Contract Pool Principal               $3,185,229,329
       Balance

    c. Original Weighted Average Remaining                   38.6 months
        Term

    d. Weighted Average Original Term                        56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                                       196,887             204,093

    b. Average Contract                                        $9,302.61           $9,420.85
       Principal Balance

    c. Weighted Average Remaining Term                       31.5 months         32.0 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 10/08/97                           PAYMENT DATE: 10/15/97
COLLECTION PERIOD: 09/30/97


VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds

                         Since Issue
Period                       CPR
---------------------    -----------
    0        Oct-96
    1        Nov-96      10.866%
    2        Dec-96       7.964%
    3        Jan-97       8.606%
    4        Feb-97       8.254%
    5        Mar-97       7.615%
    6      April-97       7.211%
    7        May-97       8.268%
    8       June-97       7.752%
    9        Jul-97       7.784%
   10        Aug-97       7.781%
   11        Sep-97       7.506%
   12        Oct-97       7.348%

                      Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.



Glenn A. Votek
 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL CORPORATION


                      Glenn A. Votek
                      ------------------------------
                      By: Glenn A. Votek

                      Vice President and Treasurer



October 15, 1997